PARTICIPATION AGREEMENT
                                   (JMB Notes)


                    THIS AGREEMENT made as of the 10th day of
              October, 1996, between METROPOLIS REALTY TRUST, INC., a Maryland corporation (hereinafter referred to as "Lender"), having an office at c/o Victor Capital Group, L.P., 885 Third Avenue - 12th Floor, New York, New York 10022, Attention: John Klopp; and MICHIGAN AVENUE, L.L.C., a Delaware limited liability company (hereinafter referred to as "Participant"), having an office at c/o JMB Property Management, Inc., 900 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611.

                              W I T N E S S E T H:

                  WHEREAS, Olympia & York Massachusetts Financial Company ("OYMFC") is the holder of those certain promissory notes (the "Existing Notes") and the security agreements securing such notes (the "Existing Security Agreements") all as described on Exhibit A annexed hereto;

                  WHEREAS, pursuant to the terms of the Second Amended Joint Plan of Reorganization for 237 Park Avenue Associates, L.L.C. and 1290 Associates, L.L.C. (the "Plan") as confirmed by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") by order dated September 20, 1996 and authorized by the Bankruptcy Court in the case of Olympia & York Realty Corp. et al. by order dated September 20, 1996, OYMFC will, immediately following the execution and delivery of this Agreement, assign all of its right, title and interest in the Existing Notes and the Existing Security Agreements to Lender (subject to the rights of Participant under this Agreement) (Participant acknowledging that the original "1290 Note"

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defined on Exhibit A has been lost by OYMFC and consequently not delivered to
Lender);

                  WHEREAS, pursuant to the Plan, Lender and JMB/NYC Office Building Associates, L.P., the obligor under the Existing Notes (the "Maker"), will enter into an amended, restated and consolidated promissory note in the form of Exhibit B annexed hereto (hereinafter referred to as the "Restated Note") and an amended, restated and consolidated security agreement securing such note in the form of Exhibit C annexed hereto (hereinafter referred to as the "Restated Security Agreement");

                  WHEREAS, Lender desires to assign to the Participant, and the Participant desires to assume from Lender, an undivided participation interest in the outstanding principal balance of the Existing Notes and the Existing Security Agreement and interest payable thereon on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Lender and the Participant mutually agree as follows:

                  1. Assignment of Undivided Interest. In consideration for $1,000.00 paid by the Participant. Lender hereby assigns to the Participant, and the Participant hereby assumes from Lender, an undivided participation interest in the Existing Notes and the Existing Security Agreement which shall be effective immediately upon the assignment of the Existing Notes and the Existing Security Agreements by OYMFC to Lender, and Lender shall, subject to the provisions of paragraph 10 of this Agreement, retain an undivided interest in the Existing Notes and the Existing Security Agreements, such that Participant shall be the holder of 100% of the outstanding principal balance

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and all interest accrued thereon except that Lender shall retain the right to receive the first $750,000 paid under the Existing Notes (regardless of characterization as interest or principal). The foregoing interests of the Lender and Participant shall be unaffected by the amendment and restatement of the Existing Notes and the Existing Security Agreements and shall continue in effect with respect to the Restated Note and the Restated Security Agreement. The respective undivided interests of the Lender and Participant in the Existing Notes and the Restated Note shall be equal in lien and no party to this Agreement shall have priority over the other party to this Agreement except as otherwise provided herein. The Participant hereby consents to and authorizes the execution and delivery by Lender of the Restated Note and the Restated Security Agreement.

                  2. Interest on Undivided Interests. For purposes of allocating interest accruals under the Existing Notes and the Restated Note between the parties hereto, the interests of the parties therein shall be treated as "stripped bonds" within the meaning of Section 1286 of the Internal Revenue Code of 1986, as amended.

                  3. Obligations of Lender. Lender shall, in its capacity as holder and until the Participant's undivided interest in the Restated Note has been paid in full, (i) hold the Restated Security Agreement and the collateral for the Restated Note for the benefit of itself and the Participant (each party shall be deemed to have an interest therein in proportion to its undivided interest in the Restated Note), (ii) receive all payments of interest, principal and other sums on account of or with respect to the Restated Note, and (iii) promptly remit to the Participant its share of interest, principal and other sums received by Lender on account of or with respect to the Restated Note in accordance with the provisions of this Agreement. Except as specifically provided to the contrary in this paragraph 2 or in paragraph 5 of this Agreement, Lender shall not without the prior

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consent of the Participant (i) modify or amend in any material respect the interest rate provisions set forth in the Restated Note and Restated Security Agreement, (ii) extend the maturity date of the Restated Note, other than in accordance with the express provisions of the Restated Note and the Restated Security Agreement, (iii) make or consent to any materially adverse amendment, modification or waiver of any of the terms, covenants, provisions or conditions of the Restated Note and Restated Security Agreement, (iv) waive, compromise or settle any material claim under the Restated Note or the Restated Security Agreement against the Maker or any guarantor or other person or entity (hereinafter referred to as a Guarantor) liable for payment of the Restated Note in whole or in part or for the observance and performance by the Maker of any of the terms, covenants, provisions and conditions of the Restated Note and the Restated Security Agreement, or release the Maker or any Guarantor from any material obligation or liability under the Restated Note and the Restated Security Agreement, (v) waive any material default under the Restated Note or the Restated Security Agreement, or (vi) release, reconvey or change in any material respect, any collateral or security interest held under the Restated Note and the Restated Security Agreement other than in accordance with the express provisions of the Restated Note and the Restated Security Agreement. Lender, in its capacity as holder of the Restated Note, may, without obtaining the prior consent of the Participant, (i) extend for reasonable periods of time the time for the observance or performance by the Maker or any Guarantor of the terms and conditions of the Restated Note and the Restated Security Agreement,
(ii) agree or consent to any non-material amendment, modification or waiver of the terms, covenants, provisions or conditions of the Restated Note and the Restated Security Agreement, (iii) waive, compromise or settle any non-material claim under the Restated Note or the Restated Security Agreement against the Maker or any Guarantor under the Restated Note or the Restated Security Agreement, or release the Maker or any Guarantor from any non-material obligation or liability under the Restated Note and the Restated Security Agreement, (iv) waive any non-material

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default under the Restated Note and the Restated Security Agreement, (vi)
release, reconvey or change, in whole or in part, any collateral or security interest held under the Restated Note and the Restated Security Agreement which is required to be released or reconveyed in accordance with the express provisions of the Restated Note and the Restated Security Agreement, and (vii) do or perform any act or thing which in the reasonable judgment of Lender is necessary to enable Lender to discharge and perform its duties under this Agreement or which in the reasonable judgment of Lender is necessary or required to preserve and protect the liens and security interests created by the Restated Note and the Restated Security Agreement and the priority thereby and the collateral for the Restated Note and the interest of Lender and the Participant therein. The Participant shall from time to time, upon request of Lender, execute and deliver such documents and instruments as may be reasonably necessary to enable Lender to effectively administer and service the Restated
Note in its capacity as lead lender and servicer and in the manner contemplated by the provisions of this Agreement. The Participant hereby acknowledges that Lender has made no representations or warranties with respect to the Existing Notes or the Restated Note and that Lender shall have no responsibility for (i) the collectibility of the Restated Note, (ii) the validity, enforceability or legal effect of the Restated Note or the Restated Security Agreement, (iii) the validity, sufficiency or effectiveness of the lien created or to be created by the Restated Note and the Restated Security Agreement, or (iv) the financial condition of the Maker or any Guarantor or the accuracy of any information supplied by or to be supplied in connection with the Maker, any Guarantor or otherwise with respect to the Restated Note or the collateral for the Restated Note. The Participant assumes all risk of loss in connection with its undivided interest in the Existing Notes and the Restated Note to the full extent of its undivided percentage interest therein. Lender assumes all risk of loss in connection with its undivided interest in the Existing Notes and the Restated Note to the full extent of its undivided percentage interest therein. Lender, in its capacity as holder of the

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Restated Note, shall retain all rights under the Restated Note and Restated
Security Agreement with respect to enforcement, collection and administration of the Restated Note and the security for the Restated Note, which rights of Lender shall be subject to the provisions of paragraph 5 of this Agreement. At all times and until such time as the Restated Note has been paid in full Lender shall act as the holder of the Restated Note on behalf of itself and the Participant in accordance with the provisions of this Agreement. Lender shall have no liability with respect to the Participant's undivided interest in the Restated Note.

                  4. Expenses. Lender and the Participant shall be responsible for expenses and costs sustained or incurred in connection with the Existing Notes and the Restated Note in proportion to the relative amounts of payments thereunder received by such parties in accordance with their interests under this Agreement.

                  5. Default by Maker. If a default shall occur under the Restated Note or the Security Agreement, the decision of Lender shall control, which decision may include the taking of any action otherwise prohibited under this Agreement. Lender shall, after Lender's having knowledge thereof, inform the Participant of any material default under the Restated Note and/or the Restated Security Agreement and of all material facts relating to such default or relating to any other aspect which facts could or might have a materially adverse effect on the value of the security for the Restated Note or on the ability of the obligor under the Restated Note to perform its obligation under the Restated Note and Restated Security Agreement.

                  6. Approval of Documents. The Participant has examined and approved the Existing Notes, the Existing Security Agreements, the Restated Note and the Restated Security Agreement and such other documents as the Participant has deemed necessary or appropriate.

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                  7. Files and Records. Lender shall keep and maintain at its offices, complete and accurate files and records of all matters pertaining to the Restated Note, which files and records shall be available for inspection and copying by the Participant and its employees and agents during normal business hours upon reasonable prior notice to Lender.

                  8. Other Security. So far as the Participant's undivided interest in the Restated Note and Restated Security Agreement is concerned, the security for the Restated Note shall include only that security specifically listed or described in the Restated Security Agreement, together with any permitted substitutions therefor, and any additional security specifically pledged to secure the advances made pursuant to the Restated Security Agreement. The Participant shall have no interest in any property or guaranty taken as security for any other transaction made by Lender, in any other property or guaranty now or hereafter in Lender's possession or control which may be or become security for the undivided interest in the Restated Note held by Lender by reason of the general description contained in such guaranty, in any general loan and collateral agreement or collateral note held by Lender or by reason of applicable law now or hereafter in effect or otherwise.

                  9. Amounts Received by the Participant. Lender agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Restated Note in excess of its share thereof, it will promptly remit to the Participant its share of such excess.

                  10. Assignments and Subparticipations. Lender shall, subject to the terms of this paragraph herein set forth, have the right after the date of this Agreement to sell one or more additional undivided participation interests in Lender's retained undivided interest in the Restated Note to any person, party or investor selected by Lender and on terms satisfactory to

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Lender. Without implying the necessity therefor, the Participant shall, upon request of Lender, enter into an amended and restated participation agreement to reflect any such additional undivided participation interest in the Restated Note so sold and assigned by Lender, which amended and restated participation agreement shall be identical to this Agreement other than for (i) modifications necessary to reflect any such additional undivided participation interest in the Restated Note so sold and assigned by Lender, and (ii) modifications requested by the purchaser of any such additional undivided participation interest in the Restated Note and which are of a non-material nature or are generally more favorable to the Participant. The Participant shall not have the right to assign or subparticipate its undivided interest in the Restated Note, in whole or in part, without the prior consent of Lender. If the Participant shall subparticipate its undivided interest in the Restated Note in accordance with the provisions of this paragraph, Lender shall not have any obligation to look to any person, party or entity (including, without limitation, any such person, party or entity to whom the Participant has subparticipated its undivided interest in the Restated Note in accordance with the provisions of this paragraph) other than the Participant for the observance and performance by the Participant of its obligations under this Agreement.

                  11. Withholding Taxes. In the event Lender or Maker shall be required by law to deduct and withhold Taxes (as hereinafter defined) from interest, fees or other amounts payable to the Participant with respect to the Restated Note as a result of the Participant constituting a Non-Exempt Person (as hereinafter defined), Lender, in its capacity as lead lender and servicer, shall be entitled to do so with respect to the Participant's interest in such payment (all withheld amounts being deemed paid to the Participant), provided Lender shall furnish the Participant a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for the purposes of assisting the Participant to seek any

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allowable credits or deductions for the Taxes so withheld in each jurisdiction in which the Participant is subject to tax. A "Non-Exempt Person" is any "Person" (i.e., an individual, corporation, partnership, business trust, trust, unincorporated association or other entity, or a governmental entity of any country) other than a Person who is either (i) a United States Person or (ii) has on file with Lender for the year involved such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of such Person, (b) the United States Internal Revenue Code of 1986, as amended and as such may hereafter be amended, or (c) any applicable rules or regulations in effect under (a) or (b) above, permit Lender to make such payments free of any obligation or liability for withholding. For the purposes of this paragraph, "Taxes" shall mean any income or other taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature, now or hereafter imposed by any jurisdiction or by any department, agency, state or other political subdivision thereof or therein. The Participant agrees to indemnify Lender against and to hold Lender harmless from any Taxes, interests, penalties and reasonable counsel fees arising from any failure of Lender or Maker to withhold Taxes from payments made to the Participant in reliance upon any representation, certificate, statement, document or instrument made or provided by the Participant to Lender or Maker in connection with the obligation of Lender or Maker to withhold Taxes from payments made to the Participant, it being expressly understood and agreed that
(i) Lender shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, conclusory correctness, or validity of the same, and (ii) the Participant upon request of Lender shall, at its sole cost and expense, defend any claim relating to the foregoing indemnification by counsel selected by the

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Participant and reasonably satisfactory to Lender. The Participant represents to
Lender that it is not a Non-Exempt Person and that neither Lender or Maker is obligated under applicable law to withhold Taxes on sums paid to it with respect to the Restated Note or otherwise pursuant to this Agreement. Contemporaneously with the execution of this Agreement, and from time to time as necessary during the term of this Agreement, each Participant shall deliver to Lender evidence reasonably satisfactory to Lender substantiating that it is not a Non-Exempt Person and that Lender is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Restated Note or otherwise.

                  12. Notices. Except as otherwise provided to the contrary herein, any notice, request, demand, statement, authorization, direction, approval or consent given or made hereunder shall be in writing and shall either be hand delivered or sent by fax (with a duplicate copy being sent by another form of delivery permitted hereunder), reputable courier service or registered or certified mail, return receipt requested, and shall be deemed given in the case of hand delivery, fax or reputable courier service when delivered to or received at the following addresses, and in the case of registered or certified mail three (3) business days after being postmarked and addressed as follows:

                  If to Lender:

                          Metropolis Realty Trust, Inc.
                          c/o Victor Capital Group, L.P.
                          885 Third Avenue - 12th Floor
                          New York, New York 10022
                          Attention:  John Klopp
                          Telephone No.: (212) 593-5400
                          Fax No.: (212) 593-0316

                  with a copy to:

                          Battle Fowler LLP
                          75 East 55th Street
                          New York, New York 10022
                          Attention: Kenneth J. Friedman


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                  If to the Participant:

                           Michigan Avenue, L.L.C.
                           c/o JMB Property Management, Inc.
                           900 North Michigan Avenue, Suite 900
                           Chicago, Illinois  60611
                           Attention:  Gary Nickele
                           Telephone No.:  (312) 915-1977
                           Fax No.:  (312) 915-1023


Each party may designate a change of address, telephone number or fax number by notice to the other parties given at least 15 days before such change of address, telephone number or Fax number is to become effective. If the Participant does not notify or inform Lender of whether or not it consents to, or approves of or agrees to any matter of any nature whatsoever with respect to which its consent, approval or agreement is required under the express provisions of this Agreement (including, without limitation, the provisions of paragraphs 3 and 5 of this Agreement) or with respect to which its consent, approval or agreement is otherwise requested by Lender, in its capacity as holder of the Restated Note in connection with the Restated Note or any matter pertaining to the Note within fourteen (14) business days (or such longer period as may be specified by Lender) after such consent, approval or agreement is requested by Lender, the Participant shall be deemed to have given its consent, approval or agreement, as the case may be, with respect to the matter in question.

                  13. Undivided Interests Not Securities. The respective undivided interests in the Existing Notes and the Restated Note sold by Lender to the Participant shall not be deemed to be securities within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934. No representations with respect to the Existing Notes and the Restated Note, Maker, and any Guarantor have been made by Lender to the Participant except those, if any, contained herein. The Participant acknowledges that the Note is a non-recourse obligation of the Maker and is payable only to the extent of

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distributions payable to Maker under the partnership agreement of 237/1290 Upper
Tier Associates, L.P..

                  14. Parties' Intent. It is the intent and purpose of the parties hereto that this Agreement represent a sale by Lender to the Participant of undivided interests in the Existing Notes and the Existing Security Agreements and the rights, benefits and obligations arising therefrom.

                  15. Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

                  16. Counterparts. This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement.

                  17. Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

                  18. Modification. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter of this Agreement. This Agreement shall not be modified, amended or terminated, except by an agreement in writing signed by the parties hereto.


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                  19. Due Execution. Lender and the Participant respectively represent for itself that this Agreement has been duly executed and delivered by it and constitutes its binding and enforceable obligation in accordance with its terms.

                  20. Liability of Lender. Neither Lender nor any of its directors, officers, agents or employees shall be liable to the Participant for any action taken or not taken by it in good faith or with the consent or at the request of the Participant. Lender shall not have any fiduciary duty to the Participant hereunder. Lender may rely upon any notice, consent, certificate, statement or other writing believed by it in good faith to be genuine or to be signed by the proper party or parties.

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                  IN WITNESS WHEREOF, Lender and the Participant have caused this Agreement to be duly executed as of the day and year first above written.


METROPOLIS REALTY TRUST, INC.


By:___________________________
Name:  _______________________
Title:  ______________________


MICHIGAN AVENUE, L.L.C.

By:      JMB Property Management, Inc.,
         managing member


By:___________________________
Name:  _______________________
Title:  ______________________



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                                    EXHIBIT A

                          Notes and Security Agreements


                  (a) JMB/NYC Office Building Associates ("JMB") made the following promissory notes to the order of O&Y (Delaware) Finance Corp. ("O&Y Delaware"): (1) Promissory Note, dated July 27, 1984, reissued July 25, 1985, in the original principal amount of $9,758,363 (the "1290 Note"), relating to JMB's acquisition of an interest in 1290 Associates ("1290 Assocs."), which was the owner of the fee and leasehold estates of 1290 Avenue of the Americas, New York, New York ("1290"), (2) Promissory Note, dated August 14, 1984, reissued July 25, 1985, in the original principal amount of $4,514,229 (the "1237 Note"; and, together with the 1290 Note, collectively, the "Prior 1290/237 Notes"), relating to JMB's acquisition of an interest in 237 Park Avenue Associates ("237 Assocs."), which was the owner of 237 Park Avenue, New York, New York ("237"),
(3) Promissory Note, dated August 14, 1984, reissued July 25, 1985, in the original principal amount of $19,014,077 (the "Bdwy Leasehold Note"), relating to JMB's acquisition of an interest in 2 Broadway Associates ("Bdwy Assocs."), which had owned the leasehold estate of 2 Broadway, New York, New York ("2 Bdwy"), and (4) Promissory Note, dated August 14, 1984, reissued July 25, 1985, in the original principal amount of $871,556 (the "Bdwy Fee Note"; and, together with the Bdwy Leasehold Note, collectively, the "Prior Bdwy Notes"), relating to JMB's acquisition of an interest in 2 Broadway Land Company ("Bdwy Land Co."), which had owned the fee estate of 2 Bdwy (the Prior 1290/237 Notes and the Prior Bdwy Notes, collectively, the "Prior JMB Notes").

                  (b) The Prior JMB Notes were assigned to Assignor by O&Y Delaware by instrument dated September 28, 1987, and were assigned by Assignor to Assignee by instrument dated as of the date hereof.

                  (c) The Prior 1290/237 Notes are secured, respectively, by the following security agreements, which were entered into between JMB and Olympia & York Holdings Corporation ("O&Y Holdings") and assigned to O&Y Delaware by O&Y Holdings pursuant to the Assignment of Security Interests (the "Assignment"), dated as of July 25, 1985 (collectively, the "Prior 1290/237 Security Agreements"): (1) Security Agreement, dated July 27, 1984, which secures the 1290 Note and created a security interest in JMB's interest in 1290 Assocs. (the "Prior 1290 Security Interest") and (2) Security Agreement, dated August 14, 1984, which secures the 237 Note and created a security interest in JMB's interest in 237 Assocs. (together with the Prior 1290 Security Interest, collectively, the "Prior 1290/237 Security Interests").

                  (d) The Bdwy Leasehold Note was secured by the Security Agreement, dated August 14, 1984, which was assigned to O&Y Delaware by O&Y Holdings pursuant to the Assignment (the "Prior Bdwy Leasehold Security Agreement"), and which created a security interest in JMB's interest in Bdwy Assocs. (the "Prior Bdwy Leasehold Security Interest").

                  (e) The Bdwy Fee Note was secured by the Security Agreement, dated August 14, 1984, between JMB and Olympia & York Broadway Limited ("O&Y Bdwy Ltd."), which was assigned to O&Y Delaware by O&Y Bdwy Ltd., pursuant to the Assignment of Security Interest, dated as of July 25, 1985 (together with the Prior Bdwy Leasehold Security Agreement, collectively, the "Prior Bdwy Security Agreements"), and which created a security interest in JMB's interest in Bdwy Land Co. (together with the Prior Bdwy Leasehold Security Interest, collectively, the "Prior Bdwy Security Interests").

                  (f) The Prior 1290/237 Security Interests and the Prior Bdwy Security Interests (collectively, the "Prior Security Interests"), and the Prior 1290/237 Security Agreements and the Prior Bdwy Security Agreements

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(collectively, the "Prior Security Agreements") were assigned to Assignor by O&Y
Delaware by instrument dated September 28, 1987, and were assigned by Assignor to Assignee by instrument dated as of the date hereof.

                  (g) JMB transferred its interests in 1290 Assocs., 237 Assocs., Bdwy Assocs. and Bdwy Land Co. (collectively, the "Prior
Partnerships"), subject to the Prior Security Interests, to JMB/NYC Office Building Associates, L.P. ("JMB LP") on March 31, 1993, and JMB LP was substituted for JMB as a general partner in each Prior Partnership.

                  (h) O&Y Equity Company, L.P., O&Y NY Building Corp. (collectively, the "O&Y Partners") and JMB LP were the partners in the Prior Partnerships.

                  (i) On May 31, 1995, (1) the O&Y Partners and JMB LP entered into the Agreement of Limited Partnership of 2 Broadway Associates, L.P. ("2 Bdwy LP"), dated as of May 30, 1995 (the "Bdwy Agreement"), (2) Bdwy Assocs. and Bdwy Land Co. transferred all of their respective assets, including, without limitation, their interests in 2 Bdwy, to 2 Bdwy LP, (3) JMB LP and Assignee entered into the Amended, Restated and Consolidated Security Agreement, dated May 31, 1995 (the "Bdwy Consolidated Security Agreement"), which (a) constituted JMB LP's interest in 2 Bdwy LP for the collateral covered by the Prior Bdwy Security Agreements and created a security interest (the "Bdwy Consolidated Security Interest") therein and (b) amended and restated the terms of the Prior Bdwy Security Agreements, and (4) JMB LP and Assignee entered into the Amended, Restated and Consolidated Promissory Note, dated May 31, 1995, in the original principal amount of $78,605,779 (the "Bdwy Consolidated Note"), which (a) consolidated the indebtedness evidenced by the Prior Bdwy Notes into a single debt and (b) amended and restated the terms of the Prior Bdwy Notes.

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                                    EXHIBIT B


                              FORM OF RESTATED NOTE

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                                    EXHIBIT C

                       FORM OF RESTATED SECURITY AGREEMENT


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